RELIASTAR

                           LIFE INSURANCE APPLICATION



INSTRUCTIONS TO AGENTS

Temporary Insurance Agreement and Receipt

1. Give to the applicant ONLY IF at least 10% of the initial annual premium (one monthly premium if a preauthorized method of collection is used) is taken with the application, or if a government allotment, account deduction, or other premium payment authorization form is completed with the application.

2. Except as provided in the Receipt, you do not have authority to bind coverage.

3.   You do not have authority to vary the terms of the Receipt.

The check or money order is to be made payable to ReliaStar Life Insurance Company (ReliaStar Life).

Settlement may not be accepted, nor may the Receipt be given, if:

1. The amount of this application (including ADB) plus all previously issued or applied for coverage with ReliaStar Life exceeds $1,000,000;

2.   The amount of this application (including ADS) exceeds $500,000; or

3.   Either question 3, 4, or 5 of Section J is answered yes.

You must detach the notices regarding consumer reports, MIS, and information practices and give them to the applicant.



                                    RELIASTAR
                        RELIASTAR LIFE INSURANCE COMPANY
                    P.O. Box 20, Minneapolis, Minnesota 55440



45875                                                                      11/96

LIFE INSURANCE APPLICATION                     RELIASTAR
                                               RELIASTAR LIFE INSURANCE COMPANY

This application consists of sections A, B, C, F, G, H, J, 0, and P in all cases and sections D, E, I, K, L, M, N, and the medical exam when required by the underwriting rules of the Company.



1.   Title [ ]    Mr. [ ]    Mrs. [ ]    Ms. [ ]   Other [          ]

2.   First Name            MI      Last Name

     --------------------  ---     -----------------------------------

3.   Sex  [ ] Male         4. Date of Birth     5. Social Security Number  6. Birth State     Country
          [ ] Female             /    /                -    -                 [         ]     [      ]

7.   Home Phone Number              8.  Business Phone Number          9.  Fax Number
     (    )                             (     )                            (     )

10.  Driver's License Number                                   State

     -------------------------------------------------------   -----------------

11.  Residence Street Address                                City                 State  Zip Code

     ------------------------------------------------------  -------------------  ----   ------------

12.  Address for Premium Notice if other than Residence      City                 State  Zip Code

     ------------------------------------------------------  -------------------  ----   ------------

13.  How long has the applicant lived at the present location? (if less than three years, list former addresses.)

     ------------------------------------------------------------------------------------------------------------

14.  Electronic Mail Address          15. Occupation       16.  [ ] Self-Employed     [ ] Retired      [ ] Other

     ------------------------------       ---------------

17.  Annual Income       18.  Employer (Name and Address)
     $
     -------------            ------------------------------------------------------------------------------------

19.  Marital Status [ ] Single  [ ] Married

20.  Height (ft., in.)   21.  Weight (lbs.)  22.  Weight change in last year
                                                 [ ] gain ------ (lbs.)
     ----------------         ------------       [ ] loss
                                                 [ ] none

23.  Do you have a personal physician or clinic?    [ ] yes  [ ] no

24.  Name, Address and Telephone Number of Personal Physician/Clinic

     -------------------------------------------------------------------------------------------------------------

25.  Date Last Consulted      26.  Reason for and Results of Consultation

          /    /                   -------------------------------------------------------------------------------

27.  Have you smoked cigarettes:                          28.  Have you used tobacco in any other form
     a. In the last 730 days (2 years)?   [ ] yes [ ] no       including any gum or patch containing
     b. In the last 1095 days (3 years)?  [ ] yes [ ] no       nicotine:
                                                               a. In the last 730 days (2 years)?  [] yes [] no
                                                               b. In the last 1095 days (3 years)? [] yes [] no

45675                              Page 1                                11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION A. PROPOSED PRIMARY INSURED INFORMATION (CONTINUED)

29.  Has any  parent or sibling  ever had heart  disease,  high blood  pressure,
     diabetes, cancer, or tumor?   [ ] yes [ ] no

30.  Family Record

                  Living/Health             Age       Deceased/Cause of Death           Age
     Father
                  ------------------------  -------   --------------------------------  --------
     Mother
                  ------------------------  -------   --------------------------------  --------
     Sibling(s)
                  ------------------------  -------   --------------------------------  --------

31.  Life Insurance In Force (if none, check none.)   [ ] None
     Company        Personal Life Benefit    Business Life Benefit    Accidental Death Benefit      Date Issued

     -------------- $--------------------    $---------------------   $ -----------------------     -----------

     -------------- $--------------------    $---------------------   $ -----------------------     -----------

     -------------- $--------------------    $---------------------   $ -----------------------     -----------

SECTION B.  OWNER INFORMATION

     COMPLETE  IF THE OWNER IS OTHER THAN THE  PROPOSED  PRIMARY  INSURED IF THE
     PROPOSED PRIMARY INSURED IS A MINOR, ALWAYS SPECIFY THE OWNER.

1.   First Name or Name of Trust                     MI    Last Name

     --------------------------------------------    ----  ------------------------------------------------

2.   Date of Birth       3.  Sex [ ] Male         4. Social Security Number or Tax ID Number
        /    /                   [ ] Female                /     /
                                                                                ---------------------------

5.   Residence Street Address                        City                       State       Zip Code

     ---------------------------------------------   -------------------------  ---------   ---------------

6.   Relationship to Proposed Primary Insured [ ] Spouse [ ] Child [ ] Parent [ ] Other (specify) ---------

SECTION C.  CONTINGENCY OWNER INFORMATION

1.   First Name or Name of Trust

     ------------------------------------------------------------------------------------------------------

2.   Date of Birth    3.  Sex [ ] Male            4. Social Security Number or Tax ID Number
                              [ ] Female
     -----------------                                -----------------------   ---------------------------

5.   Residence Street Address                       City                       State       Zip Code

    ---------------------------------------------   -------------------------  ---------   ---------------

6.   Relationship to Proposed Primary Insured [ ] Spouse [ ] Child [ ] Parent [ ] Other (specify) --------



45675                                   Page 2                             11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY


SECTION D.  PROPOSED ADDITIONAL INSURED OR JOINT INSURED INFORMATION

1.   Title [ ]    Mr. [ ]    Mrs. [ ]    Ms. [ ]    Other [ ]

2.   First Name                     MI       Last Name

     -----------------------------  ------   -----------------------------------

3.   Sex                      4. Date of Birth    5. Social Security Number  6. Birth State    Country
     [ ] Male  [ ] Female
                                 ----------------    ----------------------     -------------  --------------

7.   Home Phone Number              8.  Business Phone Number          9.  Fax Number

     -----------------------------      ----------------------------       ----------------------------------

10.  Driver's License Number                                        State

     -------------------------------------------------------        -----------------------------------------

11.  Residence Street Address                                       City                 State     Zip Code

     ---------------------------------------------------------      -------------------- -------   -----------

12.  Occupation                     13. [] Self-Employed   [] Retired   [] Other

     ------------------------------

14.  Annual Income

     ------------------------------

15.  Employer (Name and Address)

     ----------------------------------------------------------------------------------------------------------

16.  Height (ft., in.)   17.  Weight (lbs.)    18.  Weight change in last year    19.   Do you have a personal     [] yes
                                                    [ ] gain (lbs.)                     physician or clinic       [] no
     ------------------       ----------------      [ ] loss
                                                    [ ] none

20.  Name, Address and Telephone Number of Personal Physician/Clinic

     -------------------------------------------------------------------------------------------------------------

21.  Date Last Consulted      22.  Reason for and Results of Consultation
          /    /
                                   -------------------------------------------------------------------------------

23.  Have you smoked cigarettes:                       24.  Have you used tobacco in any other form
     a. In the last 730 days (2 years)? [] yes [] no        including any gum or patch containing nicotine:
     b. In the last 1095 days (3 years)? [] yes [] no       a. In the last 730 days (2 years)?   [] yes [] no
                                                            b. In the last 1095 days (3 years)?  [] yes [] no

25. Family Record

                  Living/Health             Age       Deceased/Cause of Death           Age
     Father
                  ------------------------  -------   -------------------------------   ----------
     Mother
                  ------------------------  -------   -------------------------------   ----------
     Sibling(s)
                  ------------------------  -------   -------------------------------   ----------

26.  Life Insurance In Force (if none, check none.)   [ ] None
     Company        Personal Life Benefit    Business Life Benefit    Accidental Death Benefit      Date Issued
                    $                        $                        $
                    ---------------------    ----------------------   ---------------------------   -------------

45675                                 Page 3                               11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY


SECTION E. PROPOSED CHILDREN'S INSURANCE RIDER INFORMATION

1.   FIRST CHILD: First Name                        MI     Last Name

     -------------------------------------------    -----  ------------------------------------------------------

2.   Sex                 3. Date of Birth     4. Social Security Number   5. Height (ft., in.)   6. Weight (lbs.)
     [] Male [] Female        /    /                   -    -
                            ----------------     ----------------------      -----------------      --------------

7.   Do you have a personal physician or clinic?-------------------------------------------------   [ ] yes [ ] no

     ------------------------------------------------------------------------------------------------------------

8.   Name, Address and Telephone Number of Personal Physician/Clinic

     ------------------------------------------------------------------------------------------------------------

9.   Date Last Consulted

     ------------------------------------------------------------------------------------------------------------

10.  Reason for and Results of Consultation

     -------------------------------------------------------------------------------------------------------------

11.  Amount of Life Insurance In Force (If none, check none.) [ ] None     Company

     ------------------------------------------------------                ---------------------------------------

1.   SECOND CHILD: First Name                        MI         Last Name

     ---------------------------------------------- ---------   --------------------------------------------------

2.   Sex                 3. Date of Birth     4. Social Security Number   5. Height (ft., in.) 6. Weight (lbs.)
     [] Male [] Female        /    /                   -    -
                                                                             -----------------    ----------------

7.   Do you have a personal physician or clinic?----------------------------------------------   [ ] yes [ ] no

8.   Name, Address and Telephone Number of Personal Physician/Clinic

     ------------------------------------------------------------------------------------------------------------

9.   Date Last Consulted           10. Reason for and Results of Consultation

     --------------------------        --------------------------------------------------------------------------

11.  Amount of Life Insurance in force (If none, check none.) [ ] None          Company

     $
     -----------------------------------------------------------------------------------------------------------

1.   THIRD CHILD: First Name                        MI          Last Name

     ------------------------------------------    -----------  ------------------------------------------------

2.   Sex                 3. Date of Birth     4. Social Security Number   5. Height (ft., in.) 6. Weight (lbs.)
     [] Male [] Female        /    /                   -    -
                                                                             -----------------    --------------

7.   Do you have a personal physician or clinic? ---------------------------------------------   [ ] yes [ ] no

8.   Name, Address and Telephone Number of Personal Physician/Clinic

     -----------------------------------------------------------------------------------------------------------

9.   Date Last Consulted           10. Reason for and Results of Consultation

     ---------------------------       -------------------------------------------------------------------------

11.  Amount of Life Insurance In Force (If none, check none.) [ ] None       Company

     $
     --------------------------------------------------------                ------------------------------------

45675                                 Page 4                              11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

SECTION F.  BASE POLICY INFORMATION

MUST ATTACH A COPY OF THE ILLUSTRATION SIGNED BY THE APPLICATION.

1.   Base Face Amount (Not Including Term Riders)      2. Product Name
     $
     ----------------------------------------------       ----------------------
3.   Product Type
     [ ]  Fixed
     [ ] Variable.- (Owner must receive a current prospectus, and section K must be completed if applying for a variable universal life Insurance policy.)

4.   Death Benefit Option: [ ] Level [ ] Increasing [ ] Variable

5.   Rate class quoted:
     [ ] Preferred No-Tobacco    [ ] No-Tobacco   [ ] Preferred     [ ] Tobacco
     [ ] Preferred Nonsmoker     [ ] Nonsmoker    [ ] Standard      [ ] Other

SECTION G.  RIDER INFORMATION

CHECK APPROPRIATE BOX AND/OR ENTER AMOUNTS.

1.   Variable Universal Life Riders:                   2.  Universal Life Rider:

     [ ] Accelerated Benefit Rider                     [ ] Accelerated Benefit Rider

     [ ] Waiver of Monthly Deduction Rider

     [ ] Waiver of Specified Premium Rider             [ ] Waiver of Specified Premium Rider
         (Specify Monthly Premium) .......$                (Specify Monthly Premium) .......... $

     [ ] Additional Insured Rider                      [ ] Term Insurance Rider
         (on Primary Insured) ............$                (to 95 on Base Insured/EPR) .......  $

     [ ] Additional Insured Rider                      [ ] Term Insurance Rider (10-year
         (on Additional Insured) .........$                term rider on Base Insured) ...... . $

     [ ] Accidental Death Benefit Rider ..$            [ ] Additional Insured Rider
                                                           (on Additional Insured)  ......... . $
     [ ] Children's Insurance Rider ..... $
                                                       [ ] Accidental Death Benefit Rider ..... $

     [ ] Other                         .. $            [ ] Children's Insurance Rider ......... $

     [ ] Other                         .. $            [ ] Future Purchase Option Rider ....... $

     [ ] Other                         .. $            [ ] Other                             .. $

     [ ] Other                         .. $            [ ] Other                             .. $


45675                                  Page 5                              11/96

LIFE INSURANCE APPLICATION                     RELIASTAR
                                               RELIASTAR LIFE INSURANCE COMPANY

     SECTION G.        RIDER INFORMATION (CONTINUED)

3.   Participating Policy Riders:                      4.   Term Policy Riders:

     [ ] Accelerated Benefit Rider                          [ ] Accelerated Benefit Rider

     [ ] Waiver of Premium Rider                            [ ] Waiver of Premium Rider

     [ ] Paid Up Additions Rider (PUAR)                     [ ] Extension of Rate Guarantee Rider

         [ ] Lump Sum Premium                 $             [ ] Accidental Death Benefit Rider ... $

         [ ] Level Premium                    $             [ ] Children's Insurance Rider........ $

     [ ] Term/Paid Up Additions Rider         $
                                                            [ ] Children's Insurance Rider....... .$
     [ ] Additional Insured Term Rider
         (on Primary Insured)                 $
                                                            [ ] Other                              $
     Indicate Length of Term:
     [ ] 5 years   [ ] 10 years   [ ] Other
     [ ] 15 years  [ ] 20 years                             [ ] Other                              $

     [ ] Additional Insured Term Rider
         (on Additional Insured)

     Indicate Length of Term:
     [ ] 5 years   [ ] 10 years  [ ] Other
     [ ] 15 years  [ ] 20 years

     [ ] Accidental Death Benefit Rider     $ ---------------------------------

     [ ] Children's Insurance Rider         $ ---------------------------------

     [ ] Future Purchase Option Rider       $ ----------------------------------


DIVIDEND OPTION

     Dividends shall purchase paid-up additions (Option 2)
     unless another option is selected.
        [ ] (Option 1) Applied to premium
        [ ] (Option 3) Cash
        [ ] (Option 4) Left on deposit
        [ ] (Option 12) Applied toward premium payment
        [ ] Other
                  -------------------------------------

     Is automatic premium loan wanted if available? ...........................................  [ ] yes [ ] no
     If yes, select one of the following:................  [ ] Limited  [ ]Unlimited  [ ] Apply Dividends First


45675                                  Page 6                              11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY


     SECTION H. BENEFICIARY INFORMATION OF PROPOSED PRIMARY AND JOINT INSURED


UNLESS  OTHERWISE   STATED,   THE  BENEFICIARY   DESIGNATION  IS  REVOCABLE  AND
BENEFICIARIES OF LIKE CLASS SHALL SHARE EQUALLY WITH RIGHT OF SURVIVORSHIP.

1.   PRIMARY BENEFICIARY OF PROPOSED PRIMARY AND JOINT INSUREDS

A.   .........................................., spouse of the Proposed Insured;

     Address ..................................................................;

     Social Security Number ................; Date of birth ...........; if living, otherwise the then surviving children, if any, born of or adopted during insured's marriage with said spouse in equal shares.

B.   ..................., spouse of the Proposed Insured;  Address .............

     Social Security Number ................; Date of birth: ..............;

     if living, otherwise to ............ Relationship ........................;

     Date of birth .......................

C.

     Name ...................... ; Social Security Number .....................; Date of birth ...............;

     Address...............................; City .........................; State ......; Zip ...............

     Name ...................... ; Social Security Number .....................; Date of birth ...............;

     Address...............................; City .........................; State ......; Zip ...............

     Name ...................... ; Social Security Number .....................; Date of birth ...............;

     Address...............................; City .........................; State ......; Zip ...............

     Children of Proposed Insured in equal shares, or the survivor. Any payment to a minor child shall be made to the legally appointed guardian of his or her estate, unless otherwise permitted by law.

D.

     Trustee of the   ...........................................trust agreement dated ...............................
                              (Name of trust  agreement)                                  (must include date of trust)
     or its successor or successors in trust.

E.   ...................................................Corporation.  Incorporated in state of.........................
                   (Name of Corporation)                                                      (must have state of Inc.)

F.   Other:

     ..................................................................................................................

2.   CONTINGENT BENEFICIARY OF PROPOSED PRIMARY AND JOINT INSUREDS

     Name .....................................................; Address .............................................;

     Social Security Number  ..................................; Date of birth .....................

     Relationship ....................................

45675                              Page 7                                  11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION I.  BENEFICIARY INFORMATION OF PROPOSED ADDITIONAL INSURED

UNLESS  OTHERWISE   STATED,   THE  BENEFICIARY   DESIGNATION  IS  REVOCABLE  AND
BENEFICIARIES OF LIKE CLASS SHALL SHARE EQUALLY WITH RIGHT OF SURVIVORSHIP.

1.   Primary Beneficiary of Proposed Primary and Joint Insureds

A.   ...................................................................., spouse of the Proposed Insured;

     Address .............................................................................................;

     Social Security Number .....................; Date of birth.................; if living, otherwise the then surviving children, if any, born of or adopted during insured's marriage with said spouse in equal shares.

B.   ........................, spouse of the Proposed Insured; Address ....................................

     Social Security Number .................... ; Date of birth:................; if living, otherwise to

     ............................. Relationship.........................; Date of birth ..................

C.
     Name ...................... ; Social Security Number .....................; Date of birth ...............;

     Address...............................; City .........................; State ......; Zip ...............

     Name ...................... ; Social Security Number .....................; Date of birth ...............;

     Address...............................; City .........................; State ......; Zip ...............

     Name ...................... ; Social Security Number .....................; Date of birth ...............;

     Address...............................; City .........................; State ......; Zip ...............

     Children of Proposed Insured in equal shares, or the survivor. Any payment to a minor child shall be made to the legally appointed guardian of his or her estate, unless otherwise permitted by law.

D.
     Trustee of the   ............................................trust agreement dated ...............................
                               (Name of trust  agreement)                                 (must include date of trust)
     or its successor or successors in trust.

E.   ...................................................Corporation.  Incorporated in state of.........................
                   (Name of Corporation)                                                      (must have state of Inc.)

F.   Other:

     ..................................................................................................................

2.   CONTINGENT BENEFICIARY OF PROPOSED PRIMARY AND JOINT INSUREDS

     Name .....................................................; Address .............................................;

     Social Security Number  ..................................; Date of birth .....................

     Relationship ....................................


45675                                     Page 8                           11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION J.  GENERAL INFORMATION

COMPLETE THE FOLLOWING ON AFT PROPOSED INSURED INCLUDING CHILDREN TO BE COVERED UNDER THE CHILDREN'S INSURANCE RIDER.

1. a. Does any Proposed Insured have any other application pending for life Insurance? [ ] yes [ ] no
     b. If yes, will applications now pending for life insurance be accepted and placed in force? [ ] yes [ ] no
     c. List company(ies) and amount(s) applied for.

     Proposed Insured's Name           Company                Amount Applied For

     ----------------------------      --------------------   $ ----------------

     ----------------------------      --------------------   $ ----------------

2.   Does any Proposed  Insured have any existing life or annuity coverage to be replaced,  lapsed,  surrendered,  or borrowed against? (If yet, please list company, policy number, and amount.) ......................................[ ] yes [ ] no

     Proposed Insured's Name    Company          Policy Number     Amount

     -----------------------    ---------------  --------------    $ -----------

     -----------------------    ---------------  --------------    $ -----------

3.   Has any Proposed Insured in the last 12 months had any known or suspected heart attack, stroke, or cancer, other than of the skin (except melanoma), or been treated by any physician or other practitioner for any of these
     conditions?                                                                [ ] yes  [ ] no
4.   Has any Proposed Insured in the last 60 days been advised by any physician or other practitioner to have any diagnostic test or surgery not yet
     performed?                                                                 [ ] yes [ ] no
5.   Has any Proposed Insured in the last 10 years:
     a.  Had or been told that they had Acquired Immune Deficiency Syndrome
         (AIDS) or HIV infection?                                               [ ] yes  [ ] no
     b.  Received advice or treatment in connection with all of the categories"
         mentioned in 'a' above?                                                [ ] yes  [ ] no
     c. Tested positive for the antibodies to the AIDS virus?                   [ ] yes  [ ] no
6.   Has any Proposed Insured in the last five years had any motor vehicle accidents, alcohol or  drug related convictions while operating a motor
     vehicle, or other moving violations?                                       [ ] yes  [ ] no
7.   Details for yes answers to questions 3-8.
8.   Has any Proposed Insured in the last five years made or does any Proposed
     Insured  anticipate making flights in an aircraft other than as a passenger
     on a scheduled airline?                                                    [ ] yes  [ ] no
     (if yes, complete the Aviation Questionnaire (Section M.1.), which will become part of this application.)
9.   Is any Proposed Insured in the reserves, National Guard, on active duty in
     the military, or enrolled in a college military program?                   [ ] yes  [ ] no
     (If yes,  complete the Military  Questionnaire  (Section M.5.),  which will become part of this  application.)
10.  Has any Proposed Insured in the last three years  engaged in or does any
     Proposed  Insured plan to engage in any of the  following  activities?
     (If yes,  give details in the Avocation and Sports Questionnaire (Sections
     M.2., M.3, and M.4.), which will become part of this application.)
     a. Scuba diving                [ ] yes  [ ] no     e. Rodeo                     [ ] yes  [ ] no
     b. Sky diving or parachuting   [ ] yes  [ ] no     f. Motorized vehicle racing  [ ] yes  [ ] no
     c. Hang-gliding                [ ] yes  [ ] no     g. Flying ultra-lights       [ ] yes  [ ] no
     d. Mountain climbing           [ ] yes  [ ] no

46675                                 Page 9                               11/08

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY


     SECTION K.  SUITABILITY

THIS SECTION MUST BE COMPLETED ONLY IF APPLYING FOR A VARIABLE UNIVERSAL LIFE INSURANCE POLICY.

IMPORTANT NOTICE: The Death Benefit and the Cash Surrender Value under the Variable Account may increase or decrease with the investment performance of the mutual funds. Regardless of the investment performance, the Death Benefit will never be less than the Face Amount as long as there are no unpaid monthly deductions or policy loans. There is no guaranteed cash surrender value for amounts in the Variable Account. Upon request, we will furnish you with a comparison of benefits of the policy applied for and a fixed life insurance policy.

1. Did the Owner receive a Prospectus describing the policy, investment divisions, and important features? [] yes [] no

2.   If yes, which Prospectus was delivered?

     a.  [ ] N700.176                   Date of Prospectus (month/year)      /

     b.  [ ] N700.181                   Date of Prospectus (month/year)      /

     c.  [ ] Other                      Date of Prospectus (month/year)      /

3. Does the Owner understand that if premiums are allocated to the Variable Account the Death Benefit may, under certain conditions, increase or decrease depending on the investment performance of the Variable Account?
     [ ] yes [ ] no

4. Does the Owner understand the Cash Surrender Value will increase or decrease reflecting the investment performance of the Variable Account?
     [ ] yes  [ ] no

5. Does the Owner think that this policy will meet his or her insurance needs and financial objectives? [ ] yes [ ] no

6.  Annual Income: Earned  $ ----------------------  Other $ -------------------

7.   Face Amount of Life Insurance In Force (Listed on Section A) Savings  Current Value of Securities    Equity in Home
     $                                                            $        $                              $
     ---------------------------------------------------------    -------  ---------------------------    ---------------

8.   Assets                Debts          No. of Dependents          Ages of Dependents
     $                     $              $                          $
     ------------------    -----------    -----------------------    ----------------------------------

9.   ALLOCATION OF PREMIUM PAYMENTS: ALLOCATION MUST BE IN WHOLE PERCENTAGE POINTS TOTALING 100%.

     a.    %  Fixed Account            FIDELITY'S VARIABLE INSURANCE   OTHER INVESTMENT COMPANIES/FUNDS
                                       PRODUCTS FUNDS I AND II
                                                                       SPECIFY BOTH THE INVESTMENT
                                                                       COMPANY AND FUND NAMES.

     PUTNAM CAPITAL TRUST (PCM)        j.    %  Money Market
                                                Portfolio (FMM)

     b.   %  PCM Asia Pacific          k.    %  High Income
             Growth Fund (PAP)                  Portfolio (FHI)

     c.   %  PCM Diversified           l.    %  Growth                 s.    %
             Income Fund (PDI)                  Portfolio (FGP)

     d.   %  PCM Growth and            m.    %  Equity-Income
             Income Fund (PGI)                  Portfolio (FEI)

     e.   %  PCM New Opportunities     n.    %  Overseas
             [ ]  Fund (PNO)                    Portfolio (FOS)        t.    %

     f.   %  PCM Utilities Growth      o.    %  Index 500
             and Income Fund (PUT)              Portfolio (FIN)

     g.   %  PCM Voyager               p.    %  Asset Manager
             Fund (PVY)                         Portfolio (FAM)

                                       q.    %  Contrafund             u.    %
     NORTHSTAR VARIABLE TRUST                   Portfolio (FCF)

     h.   %  Northstar Income and      r.    %  Investment Grade
             Growth Fund (NIG)                  Bond Portfolio (FIG)

     i.   %  Northstar Multi Sector                                    v.    %
             Bond Fund (NMS)

Allocation affects all future payments until changed by you. If no allocations are indicated above, then the total Net Premium is credited to the Money Market Portfolio, pending allocation by the Owner.


45675                                 Page 10                              11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY


     SECTION L.  DECLARATIONS OF THE PROPOSED INSUREDS

COMPLETE THE FOLLOWING ON AFT PROPOSED INSUREDS, INCLUDING CHILDREN TO BE COVERED UNDER THE CHILDREN'S INSURANCE RIDER (GIVE DETAILS UNDER L.12 FOR ANY QUESTIONS ANSWERED YES.)

1.   Has any Proposed  Insured  ever had any disease or injury of the  following    PROPOSED           OTHER PROPOSED
     organs or any sickness listed below?                                           PRIMARY            INSUREDS (ADDITIONAL,
                                                                                    INSURED            JOINT, OR CHILDREN)

     a.   Paralysis, epilepsy, convulsions, fainting, brain, or nervous system?     [ ] yes  [ ] no     [ ] yes [ ] no

     b.   Nervous or mental disorder?                                               [ ] yes  [ ] no     [ ] yes [ ] no

     c.   High blood pressure, stroke, or circulatory problems?                     [ ] yes  [ ] no     [ ] yes [ ] no

     d.   Chest pain or heart disease?                                              [ ] yes  [ ] no     [ ] yes [ ] no

     e.   Irregular heart rate, palpitations, heart murmur, or rheumatic fever?     [ ] yes  [ ] no     [ ] yes [ ] no

     f.   Cancer or tumor?                                                          [ ] yes  [ ] no     [ ] yes [ ] no

     g.   Shortness of breath, lungs, bronchitis, asthma, tuberculosis, or          [ ] yes  [ ] no     [ ] yes [ ] no
          pneumonia?

     h.   Large or small intestine, chronic diarrhea, rectum, or hernia?            [ ] yes  [ ] no     [ ] yes [ ] no

     i.   Kidney, bladder, or prostate?                                             [ ] yes  [ ] no     [ ] yes [ ] no

     j.   Liver, gallbladder, or jaundice?                                          [ ] yes  [ ] no     [ ] yes [ ] no

     k.   Thyroid?                                                                  [ ] yes  [ ] no     [ ] yes [ ] no

     l.   Blood, pus, or protein in urine?                                          [ ] yes  [ ] no     [ ] yes [ ] no

     m.   Diabetes or sugar in urine?                                               [ ] yes  [ ] no     [ ] yes [ ] no

     n.   Sexually transmitted disease?                                             [ ] yes  [ ] no     [ ] yes [ ] no

     o.   Acquired Immune Deficiency Syndrome (AIDS) or HIV infection?              [ ] yes  [ ] no     [ ] yes [ ] no

     p.   Anemia or other blood disorder?                                           [ ] yes  [ ] no     [ ] yes [ ] no

     q.   Arthritis, neuritis, bone, joint, or muscle disorder?                     [ ] yes  [ ] no     [ ] yes [ ] no

     r.   Eyes or ears?                                                             [ ] yes  [ ] no     [ ] yes [ ] no

     s.   Skin disorder?                                                            [ ] yes  [ ] no     [ ] yes [ ] no

     t.  Stomach, ulcers, or indigestion?                                           [ ] yes  [ ] no     [ ] yes [ ] no

45675                               Page 11                               11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY


     SECTION L.  DECLARATIONS OF THE PROPOSED INSUREDS (CONTINUED)

                                                                                     PROPOSED            OTHER PROPOSED
                                                                                     PRIMARY             INSUREDS (ADDITIONAL,
                                                                                     INSURED             JOINT, OR CHILDREN)

2.   Has any Proposed  Insured  experienced any symptoms for which they have not
     yet consulted a health care provider?                                           [ ] yes  [ ] no     [ ] yes  [ ] no

3.   Is any Proposed  Insured  presently  taking any  medication,  including any
     non-prescription medication?                                                    [ ] yes  [ ] no     [ ] yes  [ ] no

4.   Is any Proposed Insured presently under a doctor's care for any condition?      [ ] yes  [ ] no     [ ] yes  [ ] no

5.   Has any Proposed Insured ever had any operations?                               [ ] yes  [ ] no     [ ] yes  [ ] no

6.   Has any Proposed  Insured ever been advised to have any  operations not yet
     performed?                                                                      [ ] yes  [ ] no     [ ] yes  [ ] no

7.   Has  any  Proposed  Insured  had  an  electrocardiogram,  x-ray,  or  other
     diagnostic test in the last five years?                                         [ ] yes  [ ] no     [ ] yes  [ ] no

8.   Has any Proposed  Insured  ever sought help or  treatment  for an alcoholic
     habit?                                                                          [ ] yes  [ ] no     [ ] yes  [ ] no

9.   Is any Proposed  Insured  currently using, or has any Proposed Insured ever received  treatment  or  counseling  for the use  of,  marijuana,  cocaine, amphetamines,  barbiturates,  hallucinogenic agents, opium derivatives,  or
     other drugs of abuse?                                                           [ ] yes  [ ] no     [ ] yes  [ ] no

10.  Has any Proposed  Insured  ever been  confined for  observation,  care,  or
     treatment in a hospital or other health care facility?                          [ ] yes  [ ] no     [ ] yes  [ ] no

11.  Has any Proposed  Insured in the last five years  consulted any  physicians
     not  already   identified  for  any  reason   including   routine  physical
     examination?                                                                    [ ] yes  [ ] no     [ ] yes  [ ] no

12.  Complete the following for yes answers to questions 1-11.

                                    Question
                                    Number        Diagnosis, Date of Each Occurrence,        Names & Addresses of
     Proposed Insured's Name        or Letter        Duration, Current Status              Physicians & Medical Facilities

     ----------------------         ----------    -----------------------------------      ---------------------------------

     ----------------------         ----------    -----------------------------------      ---------------------------------

     ----------------------         ----------    -----------------------------------      ---------------------------------

     ----------------------         ----------    -----------------------------------      ---------------------------------

45675                                   Page 12                           11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION M.   QUESTIONNAIRES

COMPLETE 1, 2, 3, 4, AND 5 BELOW FOR ANY PROPOSED INSURED FOR ALL QUESTIONS ANSWERED YES IN QUESTIONS 8, 9, OR 10 OF SECTION J.

1.   Aviation Questionnaire

     Complete if question 8 of Section J was answered yes.

     a.  Name of Proposed Insured

     ---------------------------------------------------------------------------------------------

     b.  Are you or do you intend to be a pilot or crew member of any military or civilian aircraft?  [ ] yes [ ] no

     c.  Type of License      d.  Date of Issue       e. Type of Aircraft Flown
                                     /    /
          ------------------      ------------------     -----------------------------------------

     f.  Total Number of Solo Hours     g. Type of Flying (crop dusting, instruction, test, etc.)

          ---------------------------      ------------------------------------------------------------------------

     h.  Type of                                     Last 12 months  1-2 years ago  Anticipated      Lifetime Total
         aviation activity    Date of last flight    (hours flown)   (hours flown)  Next 12 months   (hours flown)
         -------------------  --------------------   --------------  -------------  --------------   ---------------
         Pilot
         -------------------  --------------------   --------------  -------------  --------------   ---------------
         Crew Member
         -------------------  --------------------   --------------  -------------  --------------   ---------------
         Passenger
         -------------------  --------------------   --------------  -------------  --------------   ---------------
         Military (specify)
         -------------------  --------------------   --------------  -------------  --------------   ---------------
         Other (specify)
         -------------------  --------------------   --------------  -------------  --------------   ---------------

     i.   If you do not qualify for full coverage at standard rates, do you desire:
          1.  Full coverage with extra premium if available?.....................................   [ ] yes [ ] no
          2.  Restricted aviation coverage without extra premium if available?...................   [ ] yes [ ] no

2.   AVOCATION AND SPORTS QUESTIONNAIRE

     GIVE FULL DETAILS FOR EACH PROPOSED INSURED, INCLUDING FREQUENCY OF PARTICIPATION, AND FUTURE PLANS FOR ALL YES ANSWERS TO QUESTION 10 OF SECTION J. FOR EXAMPLE, FOR MOUNTAIN CLIMBING, SPECIFY ROCK OR TRAIL CLIMBING.

     a.  Name of Proposed Insured

         ----------------------------------------------------------------------

     b.  Full Details

         -----------------------------------------------------------------------

3.   SCUBA DIVING

     a.  Average Depth              b.   Maximum Depth

         --------------------            ----------------------

     c.  Number of Dives
         Last 12 Months          1-2 Years Ago           Next 12 Months

         ---------------------   --------------------    ----------------------

45675                               Page 13                                11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION M.   QUESTIONNAIRES (CONTINUED)

4.   MOTOR SPORTS

     a.  Name of Proposed Insured

         ----------------------------------------------------------------------------------------------------

     b.  Type of Vehicle and Class

         ----------------------------------------------------------------------------------------------------

     c.  Maximum Speeds    d. Horsepower     e. Description of Event (drag race, motocross, hill climb, etc.)

         ----------------     -------------     -------------------------------------------------------------
     g.  Number of Races
         Last 12 Months    1-2 Years Ago             Next 12 Months

         ----------------  ------------------------  ---------------------

     h.  Total Miles
         Last 12 Months    1-2 Years Ago             Next 12 Months

         ----------------  ------------------------  ---------------------

5.   MILITARY QUESTIONNAIRE

     Complete if Question 9 of Section J was answered yes.

     a.  Name of Proposed Insured

         ----------------------------------------------------------------------------------------------------

     b.  Are you a member of the armed forces?.............................................     [ ] yes [ ] no

     c.  What is your rank, pay grade, and branch of service?

         -----------------------------------------------------------------------------------------------------

     d.  Describe your duties

         ----------------------------------------------------------------------------------------------------

     e.  Have you been alerted for or assigned to overseas duty? (If yes, give details in "g"
         below.)                                                                               [ ] yes [ ] no

         -----------------------------------------------------------------------------------------------------

     f.  Are you a member of a Reserve National Guard, or ROTC unit? (If yes, give details
         in "g" below.)                                                                        [ ] yes [ ] no

         -----------------------------------------------------------------------------------------------------

     g.  Details

         ----------------------------------------------------------------------------------------------------

45675                                   Page 14                            11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION N.   FINANCIAL INFORMATION

COMPLETE IF THE AMOUNT OF INSURANCE APPLIED FOR IS AT LEAST $250,000, OR FOR ALL BUSINESS COVERAGE.

1.   PERSONAL INSURANCE

     a.  Name of Proposed Insured

         -----------------------------------------------------------------------

     b.  Purpose of Insurance: [] Income Replacement [] Estate Planning [] Debt Protection [] Retirement Planning
                               [] Other (specify)


     c.  Total Income of Proposed Insured  d. Earned Income   e. Unearned Income  f. Assets   g. Liabilities
         $                                    $                  $                   $           $

         --------------------------------     ---------------    ----------------    --------    -----------------

h.   Give details to any financial problems such as: [] Bankruptcy [] Judgments [] Liens [] Other

     -------------------------------------------------------------------------------------------------------------

2.   BUSINESS INSURANCE

     a.   Name of Business          b.  Date Established            c. State of Incorporation
                                             /    /
          ------------------------      -----------------------        --------------------------------------------

     d.   Type of Business (Include a description of the number of employees, nature of the business, i.e. products or services rendered.)

          ----------------------------------------------------------------------------------------------------------

     e.   Type of Organization: [] Sole Proprietorship [] Partnership [] Corporation

     f.   Purpose of Insurance:

          [] Buy/Sell [] Stock Repurchase [] Retirement Planning [] Deferred Compensation

          [] Debt Protection: Amount of loan  $----------------------      Line of credit amount  $---------------------

          [] Key Person (Explain if amount exceeds six times earned income.)

           --------------------------------------------------------------------------------------------------------------

     g.  Business Finances (Attach copies of most recent audited financial statements.)

         Net Worth  $--------------------    Net Income $ ---------------------   Gross Sales   $ -----------------------

     h.  List all Partners, Officers, or Persons Owning 10% or more of this Business
                                                       Percentage          Active in Business     Amount of Business
         Name                      Title              of Ownership         (yes or no)            Coverage in Force

         -----------------------   -----------------   -----------------   --------------------   -------------------

         -----------------------   -----------------   -----------------   --------------------   -------------------

         -----------------------   -----------------   -----------------   --------------------   -------------------

     i.  Is other insurance being applied for concurrently on Proposed Insured or other
         officers?    [ ] yes [ ] no

         If yes, complete the following:

         Insurance Company Name             Amount          Officer

         --------------------------------   $-------------  --------------------------------------

         --------------------------------   $-------------  --------------------------------------

45675                                Page 15                               11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION O.   SPECIAL REQUESTS


     SECTION P.   AGREEMENT AND SIGNATURE

BY SIGNING THIS APPLICATION, ALL WHO SIGN BELOW AGREE TO ALL OF THE FOLLOWING TERMS AND CONDITIONS:

1. When no premiums are paid with this application, no benefits will be provided on the basis of this application until all of the following conditions are met:

     a.   A policy is delivered to the Applicant/Proposed Owner;

     b. There has not been a change in the insurability of any Proposed Insured after the date this application is signed and before a policy is delivered to the Applicant/Proposed Owner; and

     c.  The first premium is paid during the lifetime of all Proposed Insureds.

2. When premiums are paid, or government allotment, account deduction, or other premium payment authorization form is completed with this application, I acknowledge receipt of the Temporary Insurance Agreement and Receipt (Receipt). I have read, understand, and accept the terms of this Receipt. Premiums of $ (enter amount or "none") have been paid with this application.

3. The responses in Sections A, B, C, D, E, F, G, H, I, J, K, L, M, N, 0, and P of this application and in any amendments thereto are:

     a.  Complete and true to the best of my knowledge or belief; and
     b.  To be considered the basis for any insurance issued.

4.   Knowledge of any Proposed Insured is knowledge of the Proposed Owner.

5. If I am applying for a variable universal life insurance policy, then I agree to arbitrate, under the rules and procedures of the National Association of Securities Dealers, Inc., any dispute, claim, demand, or controversy arising out of such policy including without limitation, the sale thereof, and involving one or more of the following persons: ReliaStar Life Insurance Company, its affiliated broker dealers, including Washington Square Securities, Inc., representatives thereof, and any unaffiliated broker dealer and representatives thereof. Any arbitration awarded or rendered against any party may be entered as judgment in any court of competent jurisdiction.


6.   Signed at (City)                                                                                    State

7.   Signature of Proposed Primary Insured if age 10 or older                                            Date
                                                                                                             /    /
8.   Signature of Proposed Owner (if other than Proposed Primary Insured)                                Date
                                                                                                             /    /
9.   Signature of Proposed Additional or Joint Insured                                                   Date
                                                                                                             /    /
10.  Signature of Parent or Guardian other than Proposed Owner and Proposed Primary Insured is a Minor   Date
                                                                                                             /    /
11.  Signature of Agent                                                                                  Date
                                                                                                             /    /
12.  Agent's Name (Please print)    Agent's ID Number                       Agent's License Number

     -----------------------------  ----------------------------------      -----------------------------

45675                                Page 16                             11/96

LIFE INSURANCE APPLICATION                   RELIASTAR
                                             RELIASTAR LIFE INSURANCE COMPANY
                                             P.O. Box 430
                                             Minneapolis, Minnesota 55440

REQUEST AND AUTHORIZATION AGREEMENT FOR PRE-ARRANGED PAYMENTS OR ELECTRONIC BANK DEBIT PLAN FOR PAYMENT OF PREMIUMS ReliaStar Life Insurance Company is hereby requested and authorized to draw checks or initiate bank debits to be charged against the account described in the Authorization below.

Please [x] one of the boxes below: Policy number     Proposed Insured's name  Monthly deduction
 [ ] Start new Month-O-Matic Plan  ---------------    ----------------------  $ ----------------
 [ ] Add to existing Month-O-Matic ---------------    ----------------------  $ ----------------
     Plan No.                      ---------------    ----------------------  $ ----------------
 [ ] Change existing bank name
     or account no.                ---------------    ----------------------  $ ----------------

I request the day of withdrawals or debits to my account to be on or about the of each month. (ANY DAY FROM THE 1ST THROUGH THE 28TH OF THE MONTH MAY BE SELECTED)

BANK ACCOUNT INFORMATION AND TYPE (PLEASE CHECK ONE BOX, EITHER CHECKING OR SAVINGS)

[ ] Checking                 [ ] Savings

                             Savings Account Number
         STAPLE              Savings Account Routing Transit Number (9 digits)
   VOIDED CHECK HERE         _ _ _ _ _ _ _ _ _
  - NOT DEPOSIT SLIP -       Name of Bank or Credit Union _ _ _ _ _ _ _ _ _ _ _
                             Street  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ __ _ _ _ _
                             City  _ _ _ _ _ _ _ _ _ _ _
                             State _ _ Zip _ _ _ _ _

TERMS OF THE MONTH-O-MATIC [R] PLAN

Each debit shall be: (1) in an amount sufficient to pay a proper proportion of the annual premium at the Company's Month-O-Matic premium rate; (2) notice of premium due and no further notice of premium shall be given; (3) a receipt for the amount stated thereon if and when the Company receives actual payment at its Home Office. If a debit is not honored by the bank upon presentation for payment by the Company, such action by the bank shall be notice of nonpayment of premium.

The Month-O-Matic Plan for premium payment may be terminated by the Policyowner or by the Bank Depositor by written notice filed with the Company at its Home Office and may be terminated by the bank in which the account is maintained. The Company also may terminate without notice if any debit is not honored upon presentation, otherwise upon 30 days written notice to the Policyowner. In the event the Plan is terminated for any cause, any unpaid premiums, and premiums which have due dates that occur on or after the date of termination, shall be paid directly to the Company at the premium rate and on the premium due date which would have been applicable to each policy if it had not been placed under the Month-O-Matic Plan for premium payment.

The Company may, at its discretion from time to time, effect payments by use of pre-arranged payments (debit) or an electronic bank debit system.

AUTHORIZATION AGREEMENT FOR PRE-ARRANGED PAYMENTS (DEBITS)
I (we) authorize ReliaStar Life Insurance Company (Company) to make variable charges to my (our) checking or savings account identified below, and authorize the financial institution named above to withdraw funds from (debit) such account and pay to Company's order accordingly. This authorization will remain in effect until the financial institution has received and has had reasonable time to act on a written request from me (us) to terminate this agreement.

I (we) understand that I (we) can stop payment of any debit by notifying the financial institution at least three days before the withdrawal is made. I (we) can have the amount of an erroneous charge immediately credited to the account up to 15 days following issuance of my (our) bank statement or 45 days after posting, whichever occurs first.

I have read and understand the above statement.

Signature of Bank Account Owner   Social Security/I.D. Number      Date signed

Applicant signature               Social Security/I.D. Number      Date signed

Agent name                        Agent ID number
------------------------------------------------------------------------------

45675                               Page 17                               11/96

LIFE INSURANCE APPLICATION             RELIASTAR
                                       RELIASTAR LIFE INSURANCE COMPANY
                                       P.O. Box 20, Minneapolis, Minnesota 55440

     AUTHORIZING AND ACKNOWLEDGMENT

For underwriting and claim purposes, I give my permission to:

     Any physician or other medical practitioner; hospital; clinic; insurance company; MIS, Inc.; or any other organization to give Reliastar Life Insurance Company (ReliaStar Life) or its authorized representative (including any consumer reporting agency) acting on its behalf ALL INFORMATION on my behalf (except as limited below). This includes: findings on medical care; psychiatric or psychological care or examination; or surgery, as they apply to me or any of my children who are to be insured.

LIMITATIONS, if any:

I give my permission to ReliaStar Life to get consumer or investigative consumer reports about these same persons.

I understand that a report of some or all of this information may be sent to MIS, Inc. It may also be made available to any ReliaStar Life: reinsurers employee, or contractor who processes transactions that concern any insurance I may have applied for or have with ReliaStar Life.

I know that my medical records, including any alcohol or drug abuse information, may be protected by Federal Regulations - 42CFR Part 2.1 give my permission to ReliaStar Life to got any and all such information for the purposes described In this form, I specifically consent to the re-disclosure of such information as set forth in this form. I may revoke this permission as it applies to any Information protected by this Federal Regulation at anytime, but not to the extent action has been taken in reliance on it.

I understand that my further written consent will be required before any Information described above is given, sold, transferred, or, in any way, relayed to another party not before specified. My further consent must be provided on a form that states the now use of the information or why another party needs it.

With regard to any investigative consumer report on me, please contact me at home or work between the hours of __________ and __________. My telephone
number is  (   ) ______.

I know that I have a right to get a copy of this form. A photocopy of this form will be as valid as the original. This form will be valid for two years from the date shown below.

I acknowledge that I have been given ReliaStar Life's Notice Regarding Consumer Reports, Notice Regarding MIB, Inc., and Notice Regarding Information Practices.

Signature of Proposed Primary Insured if age 10 or older         Date
                                                                       /    /
---------------------------------------------------------        ---------------

Signature of Proposed Additional or Joint Insured                Date
                                                                       /    /
---------------------------------------------------------        ---------------

Signature of Parent or Guardian/other than Proposed Owner and
Proposed Primary insured is a Minor                              Date
                                                                       /    /
---------------------------------------------------------        ---------------

45875                         Page 18                                      11/96

     AGENT'S REPORTS                            RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

     SECTION 1.  AGENT IDENTIFICATION

TO BE COMPLETED BY THE AGENT FOR QUESTIONS ABOUT THIS APPLICATION OR REGARDING UNDERWRITING REQUIREMENTS, CALL 7-800-333-6965.

Agent ID #                   Agent Name                     Percentage Split

-------------------------    ----------------------------   --------------------

Agent ID #                   Agent Name                     Percentage Split

-------------------------    ----------------------------   --------------------

Hierarchy Pointer ID         Hierarchy Pointer Name

-------------------------    ---------------------------------------------------

SECTION 2.        PREMIUM INFORMATION

Initial Single Deposit     Annualized Planned Periodic Premium Payment     Requested Modal Payment
$                          $                                               $
----------------------     -------------------------------------------     -----------------------

INITIAL SETTLEMENT
Cash Collected                          Age used in calculating premium
$
---------------------------            -----------------------------------------

[ ] COD   [ ] 1035 Exchange   [ ] Attained Age Exchange   [ ] Home Office Credit

Cash Received by Home Office (To be completed by Home Office.)
$
--------------------------------------------------------------

MODE OF PAYMENT

[ ] Annually

[ ] Semi-Annually

[ ] Quarterly

[ ] Monthly (Complete Month-O-Matic Form.)

[ ] Government/Military Allotment (Complete Section 3.)

[ ] Payroll Deduction/List Bill (Enter Special Collect Number if plan already exists.) _ _ _ _ _ _

[ ] Other _ _ _ _ _ _ _  _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _


SECTION 3.        GOVERNMENT/MILITARY ALLOTMENT

Payor's Name

--------------------------------------------------------------------------------

Payor's Social Security Number     Payor's Branch
     -      -
------------------------------     ---------------------------------------------

Amount of Allotment                Date first allotment should begin
$                                       /      /          [] New
----------------------------       -------------------    [] Increased Allotment
USL Term Exchange
[ ] yes  [ ] no

45675                                Page 19                              11/96

AGENT'S REPORTS                                 RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY

SECTION 4.  COMPLIANCE INFORMATION

1.   Did you obtain the Proposed Insured's Declarations in this application in person and record them in the presence of the Proposed Insured? (If
     you did not, the non-medical privilege is not available.).                 [ ] yes [ ] no

2.   Have you delivered the Notice Regarding  Consumer Reports,  the Notice
     Regarding MIB, Inc., and the Notice Regarding  Information Practices to
     the Proposed Insured(s) or Proposed Owner?                                 [ ] yes [ ] no

3.   To the best of your  knowledge  and belief,  will any existing life or
     annuity  coverage  be  replaced,  lapsed,   surrendered,  or  borrowed
     against? (If yes, please list company, policy number, and amount.)         [ ] yes [ ] no

4.   If settlement was accepted,  was the Temporary Insurance Agreement and
     Receipt  completed and  delivered to the Proposed  Insured or Proposed
     Owner?                                                                     [ ] yes [ ] no

5.   If the application was for a variable universal life insurance policy,
     was a new account information form completed?                              [ ] yes [ ] no

SECTION 5.        INSURED INFORMATION

1.   How long have you known the Proposed Insured?  Are you related? If yes, how?

     --------------------------------------------   [ ] yes [ ] no   ---------------------------

2.   How much insurance  does the spouse own payable to the Proposed  Insured or other dependents?
     $
     -------------------------------------------------------------------------------------------

3.   If this  application is on a juvenile,  please  indicate the amount of life insurance in force on each parent or sibling.
     Father                        Mother               Sibling(s)
     $                             $                    $
     ---------------------------   -------------------  ------------------------

4.   What type of insurance is being applied for on the Proposed Insured? [ ] Personal  [ ] Business

5.   What is the purpose of the type of insurance indicated above?

     [] Basic Life Needs         [] Estate Planning                 [] Deferred Compensation
     [] Education Funding        [] Buy/Sell, Stock Redemption      [] Debt Protection
     [] Retirement Planning      [] Key Person                      [] Other _ _ _ _ _ _ _ _ _ _
     [] Pension Maximization     [] Executive Bonus

6.   a. Did you use a fact finder or needs analysis tool in connection with this sale?  [] yes [] no

     b. If yes, which one(s)? ----------------------------------------------------------------------

Agent's Signature                                                      Date
                                                                             /     /
-----------------------------------------------------------------      -----------------------------

Phone Number                     Fax Number                   E-Mail Address
(    )                               (    )
-----------------------------    --------------------------   --------------------------------------


45675                                Page 20                               11/96

LIFE INSURANCE APPLICATION             RELIASTAR
                                       RELIASTAR LIFE INSURANCE COMPANY
                                       P.O. Box 20, Minneapolis, Minnesota 55440

ReliaStar Life Insurance Company (We)
Temporary Insurance Agreement and Receipt (Receipt)

PROPOSED PRIMARY INSURED NAME (YOU) --------------------------------------------

Notice. The Insurance you applied for is not now ineffective. If, at the time, all the Conditions in the Receipt have been met and the Receipt has not ended, we will either: 1) Pay the Temporary Insurance Amount if an Event listed in the Table of Benefits (Table) occurs; or 2) Issue the amount of insurance applied for (limited by the amount listed for that type of insurance in the Table) if we can insure all Proposed Insureds on the basis applied for in the application.

A.   CONDITIONS

     1. At least 10% of the initial annual premium is paid (one monthly premium if the preauthorized check method of collection is used), on all insurance applied for with this application; or a government allotment account deduction or other premium payment authorization form is signed and delivered to the agent with the application; or ownership of one or mom life insurance policies on the life of any Proposed Insured having cash surrender values on the application date at least equal to the lesser of $1000.00 or the initial minimum annual premium of all insurance applied for with this application has been assigned to us under an Agreement for the Exchange of Insurance Policies under Section 1035 of the Internal Revenue Code.

     2. All parts of the application, including medical exams and tests, if required, are completed and no material misstatements are made.

     3. No Proposed Insured has, a) In the last 12 months had any known or suspected heart attack, stroke, or cancer, other than of the skin (except melanoma), or been treated by any physician or other practitioner for any of these conditions; b) Within the last 60 days been advised by any physician or other practitioner to have any diagnostic test or surgery not yet performed; or c) In the last 10 years had or been told that they had Acquired Immune Deficiency Syndrome (AIDS) or HIV infection.

     4. An Event or change in insurability, which occurs after all the other Conditions were met was not the result of an intentional act.

B. Amount. The Temporary Insurance Amount in this and ALL OTHER RECEIPTS still in effect is the Insurance applied for or the amount listed in the Table for that Event, whichever amount is less. No other benefit will be provided if the Temporary Insurance Amount is paid.

     TABLE OF BENEFITS - EVENT                        TYPE OF INSURANCE                       AMOUNT (INCLUDING ADB)
     1.  Death Natural or accidental) of              Any combination of LIFE, AIR & TIR      $500,000 per life
         Proposed Primary or Additional Insured
     2.  Death of both Proposed Primary and           Any combination of Survivorship Life    $500,000 total
         Joint Insureds                               and Survivorship Term Insurance
     3.  Death of the Proposed Insured Child          Children's Insurance Rider-CIR          $10,000 per child
     4.  Death of the Proposed Recognized Applicant   Waver on Recognized Applicant-RA        Waiver of Premium until the Proposed
                                                                                              Insured Child reaches age 25

C. Beneficiary of Event 1 or 2 occurrence, we will pay the Temporary Insurance Amount to the beneficiary listed in the application, if living, of otherwise to the Proposed Owner or Recognized Applicant. If Event 3 occurs, we will pay the Temporary Insurance Amount to the Proposed Primary Insured. If the Temporary Insurance Amount is not sufficient to pay the designated share to each beneficiary, each share will be reduced pro rata until the total amount of all shares equals the Temporary Insurance Amount.

D.   Premiums
     1. We will first apply premiums to all policies which become effective as a result of the application.
     2. We will refund the premiums if all these conditions are met: a) No claim is paid under this Receipt; b) No coverage becomes effective under the policy applied for; and c) No coverage becomes effective under a policy we offer other than the policy applied for at the time of the application.
     3. We will keep part of the premium equal to the premium for the kind, amount, and period of coverage (but not less than one month) given under this Receipt if a benefit is paid under the Receipt. Any remaining premium will be refunded.
     4. Cash surrender values of life insurance policies assigned to us under an Agreement for the Exchange of Insurance Policies under Section 1035 of the Internal Revenue Code will not be considered premiums for purposes of this Receipt until the cash surrender value is received by us at our Home Office and the Temporary Insurance provided under this Receipt has not ended in accordance with E.

E. Termination. The Temporary Insurance under this Receipt will end at the earliest of;
     1.  The date our Home Office approves the application as applied for;
     2. The date the Proposed Owner or Recognized Applicant is offered; a) A policy other than that applied for; b) A notice that the Temporary Insurance has ended; or c) A notice rejecting the application;
     3. The date in Event listed in the Table occurs; or
     4. The date 180 days after the date of this Receipt.

No agent can change this Receipt. This Receipt is not effective if given for a check or draft that is not honored. All premium checks must be made payable to ReliaStar Life Insurance Company. Do not make check payable to the agent or leave the payee blank.

Agent's Statement: I received $ ______________ with the application bearing the same date as this Receipt.

Date                Agent                              Agent's Address

----------------    --------------------------------   -------------------------

45675                                Page 21                              11/96

LIFE INSURANCE APPLICATION                      RELIASTAR
                                                RELIASTAR LIFE INSURANCE COMPANY
CONSUMER PRIVACY NOTICE
NOTICE REGARDING CONSUMER REPORTS

Insurance companies commonly ask an outside source to verify and add to the information given in an application. The agency that makes the report will be one that is discrete and impartial. If you wish, we will send you the name, address, and phone number of any agency we ask to prepare a consumer report about you.

Consumer reports are used to help us decide if you are eligible for the insurance you have applied for. The report deals with your mode of living, character, general reputation, and such personal items as your health, job, and finances. It may include information on the following: your marital status, past and present employment record, job duties, driving record, health history, use of alcohol and drugs, and hazardous sports activities. The agency may get information in these ways: by talking to you, to members of your family, to business associates, to financial sources, to friends, or to others you know.

We use the report only to be sure that each application is evaluated on a fair basis. We will not reveal any of the information we obtain to your friends or associates.

You can ask that the agency interview you if you so state on the authorization form. The agency will then try to get in touch with you.

The information may be kept by the consumer reporting agency; it may also later be given to others who have a legitimate need for these reports. It will be given only to the extent permitted by these laws: the Federal Fair Credit Reporting Act, your state's Fair Credit Reporting Act, or your state's Insurance Information and Privacy Protection Act, if any. The agency will give you a copy of the report if you ask for one and give proper identification.

NOTICE REGARDING MIB, INC. (MEDICAL INFORMATION BUREAU)

We or our reinsurers may make brief reports to MIB. The reports will include the factors that affect the insurability of any person for whom coverage is being requested.

MIB is a nonprofit organization of life insurance companies. It operates an information exchange for its members. If you apply to some other member company for life or health coverage, or send in a claim for benefits, MIB may supply that company with any information in its file. If you ask, MIB will arrange for disclosure of the information it has about you in its file. If you feel the information in MIB's file is not correct, you may contact MIB. Ask them to correct it as provided in the Federal Fair Credit Reporting Act. The address of the MIB's information office is: Post Office Box 105, Essex Station, Boston, Massachusetts 02112. MIB's phone number is (617) 426-3660.

We or our reinsurers may also release information in our files. We may release it to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.

NOTICE REGARDING INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you. Some will come from other sources. That information and any information collected by us later may, in certain circumstances, be disclosed to third parties without your specific permission.

You have a right to access and correction with respect to the information collected about you. This right does not extend to information which relates to a claim or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please write to us at: Box 20, Minneapolis, Minnesota 55440.


45675                                Page 22                               11/96

                                    RELIASTAR
                        RELIASTAR LIFE INSURANCE COMPANY
                    P.O. Box 20, Minneapolis, Minnesota 55440



45675                                                                      11/96